SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

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                   DWS Alternative Asset Allocation Plus Fund


The following information supplements "The Fund's Main Investment Strategy" section of the prospectuses that lists the underlying funds in which DWS Alternative Asset Allocation Plus Fund may invest.

o DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33(1)/3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund also employs the iGap strategy (discussed below).

The following information replaces and supplements similar information in the "Investment risks of the underlying funds" sub-heading under "The Main Risks of Investing in the Fund" section of the prospectuses.

Senior Loans Risk. Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers; but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor. In addition, Senior Loans involve certain special risks, including:

o Conflict of Interest Risk. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the

                                                          [DWS INVESTMENTS LOGO]
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     price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

o Credit Risk. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund may principally invest in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances.

o Interest Rate Risk. The value of debt securities will change in response to interest rate changes. As interest rates decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. The value of Senior Loans with adjustable interest rates will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.


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 o Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the fund.

 o Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on Senior Loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans, the fund's yield may be lower.

 o Prepayment Risk. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.

Borrowing/Leverage Risk. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

Non-Diversification Risk. This risk information applies to DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund, DWS RREEF Global Real Estate Securities Fund and DWS Floating Rate Plus Fund. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.



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Pricing Risk. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to realize full value and thus cause a material decline in the fund's net asset value.



               Please Retain This Supplement for Future Reference


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